--------------------------------------------------------------------------------
Important Information
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[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock World Bond Fund.

Since its inception in December 1986, your Fund has focused on investments in foreign bonds as well as bonds issued by multinational organizations and the U.S. government. In recent years it has become difficult to post strong returns with this strategy because of increasing instability in the foreign markets coupled with the growing strength of the U.S. dollar.

Accordingly, your Fund's Trustees are recommending the merger of your Fund into the John Hancock Strategic Income Fund, which invests in U.S. government bonds and high-yield U.S. corporate bonds as well as foreign bonds. Through its broader investment approach, the Strategic Income Fund will allow you to participate in foreign investments without being as vulnerable to potential downturns overseas.

This proposed merger has been unanimously approved by your Fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. The merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                              Sincerely,


                              /s/ Edward J. Boudreau, Jr.

                              Edward J. Boudreau, Jr.
                              Chairman and CEO

Q&A

Q: What are the benefits of merging the World Bond Fund into the Strategic Income Fund?

A: The Strategic Income Fund has a much wider investment scope than the World Bond Fund. As a Strategic Income Fund shareholder, you can continue to participate in the international sector while opening your portfolio to a broad range of opportunities in the U.S. government and corporate high-yield sectors. This diversification will also help to make your investment less dependent upon the success of international markets.

      In addition, the Strategic Income Fund's larger asset base after the merger is expected to allow for lower operating expenses than your Fund has now. Following the merger, annual fees are projected to be 0.93% for Class A shareholders, down from 1.65%, and 1.63% for Class B shareholders, down from 2.34%. These projected lower expenses should help keep more of your money invested, which often helps to bolster an investment's total return over time.

Q: How does the Strategic Income Fund's strategy compare with that of the World Bond Fund?

A: The Strategic Income Fund seeks a high level of current income while your Fund seeks a high total investment return from current income and capital appreciation. Although both funds invest in foreign bonds as well as in U.S. government and agency securities, your Fund has traditionally focused more on international sectors and multinational organizations than the Strategic Income Fund. The Strategic Income Fund invests in domestic corporate bonds as well as foreign and U.S. government bonds, providing greater diversification so investors are less vulnerable to weakness in any single sector.

      The corporate U.S. portion of the Strategic Income Fund's portfolio typically focuses on corporate high-yield bonds. These bonds entail some credit risk, which the Strategic Income Fund minimizes by applying a relatively conservative investment approach. This strategy also allows the Strategic Income Fund to seek higher current income than your Fund.

Q:    Who manages the Strategic Income Fund?

A: The Strategic Income Fund is managed by a team of portfolio managers led by Frederick L. Cavanaugh, Jr. Mr. Cavanaugh has more than 25 years of investment experience and has managed the Fund since its inception on August 18, 1986. Mr. Cavanaugh is also a member of your Fund's portfolio management team. His expertise includes the high-yield bond market and international economies. With the merger of the World Bond Fund into the Strategic Income Fund, Mr. Cavanaugh and his team will allocate the Fund's assets among domestic and foreign bonds, emphasizing bond sectors where they see the strongest opportunities at any given time.

Q:    How has the Strategic Income Fund performed?

A: Although past performance does not guarantee future results, the Strategic Income Fund has been a steady performer over the years. The Fund's Class A shares have posted average annual total returns of -0.33% over the past year, 8.00% over the past five years and 7.97% over the past ten years at the public offering price as of September 30, 1998. The Fund's Class B shares have posted an average annual total returns of -1.16% over the past year and 8.39% since inception on October 4, 1993.* This performance has earned the Strategic Income Fund a **** (4-star) rating from Morningstar as of September 30, 1998.** To review the Strategic Income Fund in more detail, please refer to the John Hancock Income Funds prospectus and the Strategic Income Fund's most recent annual report, both of which are enclosed.

Q:    How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 A.M. on February 10, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.

Q:    How will the merger happen?

A: If the merger is approved, your World Bond Fund shares will be exchanged for Strategic Income Fund shares, using the Funds' net asset value share prices, excluding sales charges, as of the close of trading on February 19, 1999. This exchange will not affect the total dollar value of your investment.

Q:    Will the merger have tax consequences?

A: Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is not taxable to you for federal income tax purposes.

* Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-6 according to the following schedule: 5,4,3,3,2,1%. No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

** The Class B shares received a Morningstar proprietary rating of four stars for the three-year period ended 9/30/98. Class A shares received ratings of four stars for the three-year period, five stars for the five-year period and two stars for the ten-year period ended 9/30/98. Ratings reflect risk-adjusted performance among 1,491; 940 and 346 taxable bond funds, respectively. These ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from the funds' three-, five- and ten-year average annual returns (when available), and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars and the bottom 10% receive one star.

                          JOHN HANCOCK WORLD BOND FUND
                 (a series of John Hancock Investment Trust III)
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 10, 1999

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock World Bond Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 10, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Strategic Income Fund. Under this Agreement, your fund would transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Strategic Income Fund would also assume your fund's liabilities.
      Your board of trustees recommends that you vote FOR this proposal.

2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on December 9, 1998 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and the other shareholders.

                        By order of the board of trustees,
                        Susan S. Newton
                        Secretary

December 17, 1998
090PX 12/98

                               PROXY STATEMENT OF
                          JOHN HANCOCK WORLD BOND FUND
                 (a series of John Hancock Investment Trust III)

                                 PROSPECTUS FOR
                          CLASS A AND CLASS B SHARES OF
                       JOHN HANCOCK STRATEGIC INCOME FUND
                   (a series of John Hancock Strategic Series)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Strategic Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

o Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities.

o Strategic Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

o Strategic Income Fund will issue Class B shares to your fund in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

o     The reorganization will be tax-free.

o Your fund will be liquidated and you will become a shareholder of Strategic Income Fund.

Shares of Strategic Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Strategic Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies will enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

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Where to Get More Information
--------------------------------------------------------------------------------

Prospectus of your fund dated June 1,    In the same envelope as this proxy
1998 and Strategic Income Fund dated     statement and prospectus. Incorporated
October 1, 1998.                         by reference into this proxy statement
                                         and prospectus.
---------------------------------------
Strategic Income Fund's annual report
to shareholders.
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Your fund's annual and semi-annual       On file with the Securities and
reports to shareholders.                 Exchange Commission ("SEC") and
                                         available at no charge by calling
                                         1-800-225-5291. Incorporated by
                                         reference into this proxy statement
                                         and prospectus.
--------------------------------------
A statement of additional information
dated December 17, 1998. It contains
additional information about your fund
and Strategic Income Fund.
--------------------------------------------------------------------------------
To ask questions about this proxy        Call our toll-free telephone number:
statement and prospectus.                1-800-225-5291
--------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is December 17, 1998.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION ..............................................................   4

SUMMARY ...................................................................   4

INVESTMENT RISKS ..........................................................  14

PROPOSAL TO APPROVE THE AGREEMENT
 AND PLAN OF REORGANIZATION ...............................................  17

CAPITALIZATION ............................................................  23

ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES ....................................................  23

BOARDS' EVALUATION AND RECOMMENDATION .....................................  24

VOTING RIGHTS AND REQUIRED VOTE ...........................................  25

INFORMATION CONCERNING THE MEETING ........................................  25

OWNERSHIP OF SHARES OF THE FUNDS ..........................................  27

EXPERTS ...................................................................  28

AVAILABLE INFORMATION .....................................................  28

                                    EXHIBITS

A - Agreement and Plan of Reorganization between John Hancock World Bond Fund and John Hancock Strategic Income Fund (attached to this document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 10, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganiza tion providing for the reorganization of your fund into John Hancock Strategic Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about December 17, 1998.

Who is Eligible to Vote?

Shareholders of record on December 9, 1998 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.

Comparison of World Bond Fund to Strategic Income Fund

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                        World Bond                     Strategic Income
--------------------------------------------------------------------------------
Business:     A non-diversified series of John  A diversified series of John
              Hancock Investment Trust III.     Hancock Strategic Series. The
              The trust is an open-end          trust is an open-end investment
              investment company organized as   company organized as a
              a Massachusetts business trust.   Massachusetts business trust.
--------------------------------------------------------------------------------
Net assets    $42.5 million.                     $963.4 million.
as of May
31, 1998:
--------------------------------------------------------------------------------
Investment    John Hancock Advisers, Inc.       John Hancock Advisers, Inc.
adviser and
portfolio     In September 1998, Mr. Cavanaugh  Fredrick L. Cavanaugh, Jr.
managers:     and Mr. Ho joined your fund's     o Senior V.P. of adviser
              portfolio management team:        o Joined team in 1986
                                                o Joined adviser in 1986
              Fredrick L. Cavanaugh, Jr.        o Began career in 1975
              o Senior V.P. of adviser
              o Joined team in 1998             Arthur N. Calavritinos, CFA
              o Joined adviser in 1986          o V.P. of adviser
              o Began career in 1975            o Joined team in 1995
                                                o Joined adviser in 1988
              James K. Ho, CFA                  o Began career in 1986
              o Exec. V.P. of adviser
              o Joined team in 1998             Roger C. Hamilton
              o Joined adviser in 1985          o V.P. of adviser
              o Began career in 1977            o Joined team in 1998
                                                o Joined adviser in 1994
              Anthony A. Goodchild              o Began career in 1980
              o Senior V.P. of adviser
              o Joined team in 1994
              o Joined adviser in 1994
              o Began career in 1968
--------------------------------------------------------------------------------

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                          World Bond                     Strategic Income
--------------------------------------------------------------------------------
Investment        The fund seeks a high total     The fund seeks a high level of
objective/        investment return, a            current income. This objective
primary           combination of current income   cannot be changed without
investments:      and capital appreciation, by    shareholder approval.
                  investing in a global
                  portfolio of fixed income       The fund invests primarily in
                  securities. This objective      three sectors:
                  can be changed without
                  shareholder approval.           o foreign government and
                                                    corporate debt securities
                  The fund invests primarily        from developed and emerging
                  (at least 65% of assets) in:      markets;

                  o debt securities issued or     o U.S. Government and agency
                    guaranteed by foreign           securities;
                    governments and companies,
                    including those in emerging   o U.S. junk bonds rated as low
                    markets;                        as CC/Ca and their unrated
                                                    equivalents.
                  o U.S. Government and agency
                    securities;

                  o multinational organizations
                    such as the World Bank.

                  The fund normally invests in
                  issuers in three countries,
                  potentially including the
                  U.S.
--------------------------------------------------------------------------------
Junk bonds:       The fund may invest up to 35%   The fund may invest without
                  of total assets in junk bonds   limit in junk bonds rated as
                  rated as low as CCC/Caa and     low as CC/Ca and their
                  their unrated equivalent.       unrated equivalent.
--------------------------------------------------------------------------------
Equity            The fund does not invest in     The fund may invest up to 10%
Securities:       equity securities. However,     of net assets in U.S. or
                  the fund may invest in          foreign equity securities.
                  preferred stock and
                  convertible securities and
                  other debt securities that
                  have rights (warrants) to
                  acquire equity securities.
--------------------------------------------------------------------------------
Diversification:  The fund is non-diversified     The fund is diversified and
                  and can invest more than        cannot invest more than 5%
                  5% of total assets in           of total assets in securities
                  securities of a single issuer.  of a single issuer, except that the fund may invest up
                                                  to 25% of assets in
                                                  securities of a single
                                                  foreign government.
--------------------------------------------------------------------------------
Foreign debt      Each fund may invest in foreign debt securities without any
securities:       percentage limit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          World Bond                     Strategic Income
--------------------------------------------------------------------------------
Pay-in-kind,      Each fund may invest in pay-in-kind, delayed and zero coupon
delayed and       debt securities.
zero coupon debt
securities:
--------------------------------------------------------------------------------
Illiquid          Each fund may invest up to 15% of net assets in illiquid
securities:       securities.
--------------------------------------------------------------------------------
Financial         Each fund may invest without limit in financial futures,
futures and       options on futures and options on securities and indices.
related options;
options on
securities and
indices:
--------------------------------------------------------------------------------
Currency          Each fund may enter into currency contracts for hedging or
Contracts:        speculative purposes.
--------------------------------------------------------------------------------
Structured        Each fund may invest without limit in structured securities,
securities:       which include indexed and/or leveraged mortgage-backed and other debt securities.
--------------------------------------------------------------------------------
When-issued       Both funds may purchase when-issued securities and purchase
and forward       or sell securities in forward commitment transactions.
commitment
transactions:
--------------------------------------------------------------------------------
Short-term        Neither fund is subject to any limitations on short-term
trading:          trading.
--------------------------------------------------------------------------------
Repurchase        Both funds may invest without limitation in repurchase
agreements:       agreements.
--------------------------------------------------------------------------------
Securities        The fund may lend portfolio     The fund may lend portfolio
lending:          securities up to 30% of total   securities up to 331 1/43% of
                  assets.                         total assets.
--------------------------------------------------------------------------------
Short-term        The fund may invest up to 35%   The fund may invest in
securities:       of assets in investment-grade   investment-grade short-term
                  short-term securities for       securities for liquidity and
                  liquidity and flexibility--     flexibility--to a greater
                  more than 35% in abnormal       extent in abnormal market
                  market conditions as a          conditions as a defensive
                  defensive tactic.               tactic.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          World Bond                     Strategic Income
--------------------------------------------------------------------------------
Borrowing and     The Fund will not borrow        The fund may borrow up to 33%
reverse           money or enter into reverse     of the fund's total assets
repurchase        repurchase agreements except    (including the amount
agreements:       from banks temporarily for      borrowed). The fund will not
                  extraordinary or emergency      enter into reverse repurchase
                  purposes (not for leveraging    agreements except from banks
                  or investment) and then in an   temporarily for extraordinary
                  amount not in excess of 10%     or emergency purposes (not
                  of the value of the fund's      for leveraging or investment)
                  total assets The fund will      and then in an aggregate
                  not make additional             amount not in excess of 33%
                  investments while borrowings    of the value of the fund's
                  (including reverse repos) are   total assets.
                  in excess of 5% of the fund's
                  total assets.
--------------------------------------------------------------------------------
Mortgage-backed   Each fund may invest without limit in mortgage-backed and
and asset-backed  asset-backed securities.
securities:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------
                          World Bond                     Strategic Income
--------------------------------------------------------------------------------
Class A sales     The Class A shares of both funds have the same
charges and       characteristics and fee structure. Class A shares are
12b-1 fees:       offered with front-end sales charges ranging from 2.00% to
                  4.50% of each fund's offering price, depending on the amount invested. Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.

                  o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.

                  o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

                  o Sales charges are waived for the categories of investors listed in the funds' prospectuses.
--------------------------------------------------------------------------------
Class B sales     The Class B shares of both funds have the same
charges and       characteristics and fee structure.
12b-1 fees:
                  o Class B shares are offered without a front-end sales
                    charge, but are subject to a contingent deferred sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held more than six years.

                  o CDSCs are waived for the categories of investors listed in the funds' prospectus.

                  o Class B shares are subject to 12b-1 distribution and
                    service fees equal to 1.00% annually of average net assets.

                  o Class B shares automatically convert to Class A shares
                    after eight years.
--------------------------------------------------------------------------------
Class C sales     o Strategic Income Fund offers Class C shares, World Bond
charges and         Fund does not. Please see Strategic Income Fund's
12b-1 fees:         prospectus dated October 1, 1998 for more information.
--------------------------------------------------------------------------------
12b-1 fees:       o These fees are paid out of a fund's assets on an on-going basis. Over time these fees will increase the cost of
                    investments and may cost more than other types of sales
                    charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
Both World Bond and Strategic Income Funds
--------------------------------------------------------------------------------
Buying shares:    Investors may buy shares at their public offering price
                  through a financial representative or the funds' transfer
                  agent, John Hancock Signature Services, Inc. After December
                  9, 1998, investors will not be allowed to open new accounts in World Bond Fund but can add to existing accounts.
--------------------------------------------------------------------------------
Minimum initial   $1,000 for non-retirement accounts and $250 for retirement
Investments:      accounts and group investments.
--------------------------------------------------------------------------------
Exchanging        Shareholders may exchange their shares at net asset value
shares:           with no sales charge for shares of the same class of any
                  other John Hancock fund.
--------------------------------------------------------------------------------
Selling shares:   Shareholders may sell their shares by submitting a proper
                  written or telephone request to John Hancock Signature
                  Services, Inc.
--------------------------------------------------------------------------------
Net asset value:  All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of
                  the fund. Both funds' NAVs are determined at the close of
                  regular trading on the New York Stock Exchange, which is
                  normally 4:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve-month period ended May 31, 1998, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

World Bond Fund
  Shareholder transaction expenses                         Class A   Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price).....................  4.50%      none
  Maximum sales charge imposed on reinvested dividends....  none       none
  Maximum deferred sales charge...........................  none(1)    5.00%
  Redemption fee(2).......................................  none       none
  Exchange fee............................................  none       none

  Annual fund operating expenses
  (as a % of average net assets)                           Class A   Class B
  Management fee..........................................  0.75%      0.75%
  12b-1 fee...............................................  0.30%      0.99%
  Other expenses..........................................  0.62%      0.62%
  Total fund operating expenses...........................  1.67%      2.36%

Example
  Share class                                   Year 1  Year 3   Year 5  Year 10
  Class A shares ...........................     $612     $953   $1,317   $2,337
  Class B shares
  Assuming redemption at end of period .....     $739   $1,036   $1,460   $2,525
  Assuming no redemption ...................     $239     $736   $1,260   $2,525

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

Strategic Income Fund
  Shareholder transaction expenses                           Class A   Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price) ....................    4.50%     none
  Maximum sales charge imposed on reinvested dividends ...    none      none
  Maximum deferred sales charge ..........................    none(1)   5.00%
  Redemption fee(2) ......................................    none      none
  Exchange fee ...........................................    none      none

  Annual fund operating expenses
  (as a % of average net assets)                             Class A   Class B
  Management fee..........................................    0.40%     0.40%
  12b-1 fee...............................................    0.30%     1.00%
  Other expenses..........................................    0.22%     0.22%
  Total fund operating expenses...........................    0.92%     1.62%

Example
  Share class                                   Year 1   Year 3  Year 5  Year 10
  Class A shares .............................   $540     $730     $936   $1,530
  Class B shares
  Assuming redemption at end of period .......   $665     $811   $1,081   $1,733
  Assuming no redemption .....................   $165     $511     $881   $1,733

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

Pro Forma Expense Table


The following expense table shows the pro forma expenses of Strategic Income Fund assuming that a reorganization with your fund occurred on May 31, 1997. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended May 31, 1998, adjusted to reflect any changes. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on May 31, 1997. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Strategic Income Fund's actual expenses or returns, either past or future.


Strategic Income Fund (PRO FORMA)
(Assuming reorganization with World Bond Fund)

  Shareholder transaction expenses                          Class A    Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price) ....................    4.50%      none
  Maximum sales charge imposed on reinvested dividends ...    none       none
  Maximum deferred sales charge ..........................    none(1)    5.00%
  Redemption fee(2) ......................................    none       none
  Exchange fee ...........................................    none       none

  Annual fund operating expenses
  (as a % of average net assets)                            Class A   Class B
  Management fee..........................................    0.40%     0.40%
  12b-1 fee...............................................    0.30%     1.00%
  Other expenses..........................................    0.23%     0.23%
  Total fund operating expenses ..........................    0.93%     1.63%

Pro Forma Example
  Share class                                   Year 1   Year 3  Year 5  Year 10
  Class A shares ...........................     $541     $733     $942   $1,542
  Class B shares
  Assuming redemption at end of period .....     $666     $814   $1,087   $1,746
  Assuming no redemption ...................     $166     $514     $887   $1,746

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on February 19, 1999, but may occur on any later date before August 31, 1999. Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

o     After the reorganization is over, your fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

     [The following information was a flow chart in the printed materials.]

 ---------------------                                   ----------------------
    World Bond Fund             World Bond Fund          Strategic Income Fund
   transfers assets &              assets and              receives assets &
     liabilities to               liabilities            assumes liabilities of
 Strategic Income Fund                ->                    World Bond Fund
 ---------------------                                   ----------------------

------------   ------------                           ------------  ------------
  Class A        Class B                              Issues Class  Issues Class
shareholders   shareholders                             B Shares      A Shares
------------   ------------                           ------------  ------------

                                      <-
            Your fund receives Strategic Income Fund Class B shares
            and distributes them to your fund's Class B shareholders
                                      <-
            Your fund receives Strategic Income Fund Class A shares
            and distributes them to your fund's Class A shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

--------------------------------------------------------------------------------
                                                                       Strategic
Fund Asset Breakpoints                                     World Bond   Income
--------------------------------------------------------------------------------
First $100,000,000                                            0.75%      0.60%
--------------------------------------------------------------------------------
Next $150,000,000                                             0.75%      0.45%
--------------------------------------------------------------------------------
Next $250,000,000                                             0.70%      0.40%
--------------------------------------------------------------------------------
Next $150,000,000                                             0.70%      0.35%
--------------------------------------------------------------------------------
Amount over $650,000,000                                      0.70%      0.30%
--------------------------------------------------------------------------------

Strategic Income Fund's management fee rate of 0.40% and its pro forma management fee rate of 0.40% are substantially lower than your fund's management fee rate of 0.75%. Strategic Income Fund's other expenses of 0.22% and its pro forma other expenses of 0.23% are also substantially lower than your fund's other expenses of 0.62%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B shares (1.00%) although your fund's Class B distribution payment last year was 0.99%. Strategic Income Fund's current annual Class A expense ratio (equal to 0.92% of average net assets) and its pro forma Class A expense ratio (equal to 0.93% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.67% of average net assets). Strategic Income Fund's current annual Class B expense ratio (equal to 1.62% of average net assets) and its pro forma Class B expense ratio (equal to 1.63% of average net assets) are also substantially lower than your fund's current Class B expense ratio (equal to 2.36% of average net assets).

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

--------------------------------------------------------------------------------
                        World Bond Fund                Strategic Income Fund
--------------------------------------------------------------------------------
Risks of debt     The value of the funds' portfolios will change in response
securities        to movements of the bond market. As with any fund that
                  invests primarily in debt securities, a rise in interest
                  rates typically causes the value of debt securities and
                  hence the value of the fund to fall. A fall in interest
                  rates typically causes the value of debt securities to rise.
                  Debt securities held by the funds are also subject to the
                  risk that the issuer of a security will have its credit
                  rating downgraded, will default or will otherwise fail to
                  meet its obligations.
--------------------------------------------------------------------------------
Risks of below    The value of below investment grade debt securities, also
investment grade  called junk bonds, fluctuates more than higher rated debt
debt securities   securities and there is a greater risk of loss of principal and income. Lower ratings reflect a greater possibility of an adverse change in the financial condition of the issuer.
                  The market price and liquidity of below investment grade
                  securities generally respond more to short-term developments affecting the issuer of below investment grade debt
                  securities than of higher rated securities because these
                  developments are perceived to have a closer relationship to the ability of an issuer to meet its obligations.
                  --------------------------------------------------------------
                  Your fund may invest up to      Strategic Income Fund may
                  35% of its assets in these      invest without limit in these
                  securities, has invested in     securities. To the extent
                  these securities in the past,   that the fund invests in
                  and has been subject to these   these securities, it is
                  risks.                          exposed to these risks.
--------------------------------------------------------------------------------
Risks of equity   The market value of equity securities may move up and down,
securities        sometimes rapidly and unpredictably. These fluctuations may cause the stock to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
                  --------------------------------------------------------------
                  Your fund does not invest       Strategic Income Fund may
                  directly in equity              invest up to 10% of its
                  securities. However, your       assets in equity securities.
                  fund may acquire equity         To the extent that the fund
                  securities as a result of       invests in these securities,
                  investing in convertible        it is exposed to these risks.
                  securities, preferred stock
                  and other debt instruments
                  with rights to acquire equity
                  securities attached. If the
                  fund acquired equity
                  securities, it would be
                  exposed to these risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        World Bond Fund                Strategic Income Fund
--------------------------------------------------------------------------------
Diversification   Your fund is non-diversified,   The fund is diversified and
risks             which means that it can         not subject to the risk of
                  invest more of its assets in    non-diversification.
                  a single issuer than a fund
                  that is diversified. To the
                  extent the fund invests more
                  of its assets in a single
                  issuer, the fund's share
                  price may be adversely
                  affected by events affecting
                  that issuer.
--------------------------------------------------------------------------------
Foreign           The funds' investments in foreign securities are subject to
securities and    the risks of adverse foreign government actions, political
currency risks    instability or a lack of adequate and accurate information.
                  Also, currency exchange rate movements could reduce gains or create losses. The risks of international investing are
                  higher in emerging markets such as those of Latin America
                  and Southeast Asia.
--------------------------------------------------------------------------------
Risks of          The funds' investments in restricted and illiquid securities
restricted and    may be difficult or impossible to sell at a desirable time
illiquid          or a fair price. Restricted and illiquid securities also
securities        present a greater risk of inaccurate valuation.
--------------------------------------------------------------------------------
Risks of          Unleveraged derivative instruments involve the risk that a
unleveraged       rise in interest rates will cause the value of the
derivative        instrument to fall. A fall in interest rates will typically
instruments       cause the value of these instruments to rise. These
including         instruments are also subject to the risk that the issuer
asset-backed and  will default or otherwise fail to meet its obligations. In
mortgage-backed   addition, mortgage-backed securities are subject to the risk
securities        that the life of the security will be extended beyond its
                  expected repayment time. This typically occurs during
                  periods of rising interest rates and often reduces the
                  security's value. During periods of falling interest rates, unanticipated prepayments may occur which also reduces the security's value.
--------------------------------------------------------------------------------
Risks of          Most derivative instruments involve leverage, which
derivative        increases market risks. Leverage magnifies gains and losses
instruments,      on derivatives relative to changes in the value of
including         underlying assets. If a derivative is used for hedging
financial         purposes, changes in the value of the derivative may not
futures, options  match those of the hedged asset. Over the counter
on futures,       derivatives may be illiquid or hard to value accurately. In
securities and    addition, the other party may default on its obligations. If
index options     markets for underlying assets do not move in the right
and structured    direction, a fund's performance may be worse than if it had
securities        not used derivatives.
--------------------------------------------------------------------------------

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on February 19, 1998, but may occur on any later date before August 31, 1999. Your fund will transfer all of its assets to Strategic Income Fund and Strategic Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering greater diversification. The Strategic Income Fund has a larger asset size than your fund and may invest in a broader range of securities including domestic high yield bonds as well as foreign bonds and government bonds. Combining the funds' assets into a single investment portfolio will afford greater diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Second, Strategic Income Fund Class A shares have performed better than your fund over the past 1, 3 and 5 year periods and Class B shares have performed better than your fund over the past 1 and 3 year periods. While past performance cannot predict future results, the trustees believe that Strategic Income Fund is better positioned than your fund to continue to generate strong returns, because of its superior diversification and greater flexibility to choose from among a broader range of investment opportunities.

Third, a combined fund offers economies of scale that are expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, investor interest in multi-sector income funds has been larger than that of funds focused on foreign bonds. Diminished investor demand could hinder your fund's prospects for asset growth and expense reduction in the future. Conversely, existing and anticipated demand for multi-sector bond funds should increase the potential for asset growth and expense reduction.

The board of trustees of Strategic Income Fund considered that the reorganization presents an excellent opportunity for Strategic Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees believe that Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because Strategic Income Fund is a larger fund than your fund, the trustees feel that the addition of your fund's assets will improve the diversification of Strategic Income Fund's overall portfolio. This opportunity provides an economic benefit to Strategic Income Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels, the advisory fee rates paid by your fund are higher than the rates paid by Strategic Income Fund.

Strategic Income Fund's management fee rate of 0.40% and its pro forma management fee rate of 0.40% are substantially lower than your fund's management fee rate of 0.75%. Strategic Income Fund's other expenses of 0.22% and its pro forma other expenses of 0.23% are also substantially lower than your fund's other expenses of 0.62%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B shares (1.00%), although your fund's Class B distribution payment last year was 0.99%. Strategic Income Fund's current annual Class A expense ratio (equal to 0.92% of average net assets) and its pro forma Class A expense ratio (equal to 0.93% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.67% of average net assets). Strategic Income Fund's current annual Class B expense ratio (equal to 1.62% of average net assets) and its pro forma Class B expense ratio (equal to 1.63% of average net assets) are also substantially lower than your fund's current Class B expense ratio (equal to 2.36% of average net assets).

 Your fund has not increased its asset size. The trustees do not believe, given your fund's current size and historical growth rate, that your fund will grow to an asset size that would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Strategic Income Fund.

--------------------------------------------------------------------------------
  Average Annual Total
     Return (without                   World Bond           Strategic Income
including sales charges)       -------------------------------------------------
                                  Class A     Class B     Class A     Class B
--------------------------------------------------------------------------------
1 year ended 5/31/98                3.03%       2.32%      13.43%      12.64%
--------------------------------------------------------------------------------
3 years ended 5/31/98               4.33%       3.62%      12.60%      11.82%
--------------------------------------------------------------------------------
5 years ended 5/31/98               4.69%       4.04%      10.13%         --
--------------------------------------------------------------------------------
10 years ended 5/31/98              4.16%*      5.87%       9.01%       9.34%**
--------------------------------------------------------------------------------

 *Since Class A shares began operations on January 3, 1992.

**Since Class B shares began operations on October 4, 1993.

Your fund's Class A and Class B shares performance has lagged behind the performance of Strategic Income Fund for all periods shown above.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Strategic Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Strategic Income Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Strategic Income Fund's Rule 12b-1 Plans (0.30% and 1.00% of average daily net assets attributable to Class A shares and Class B shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of Class A and Class B of your fund and Strategic Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

--------------------------------------------------------------------------------
   Unreimbursed
 Distribution and                    World Bond            Strategic Income
Shareholder Service
     Expenses                 --------------------------------------------------
                                Class A     Class B      Class A      Class B
--------------------------------------------------------------------------------
Actual expenses as of            $9,931   $5,601,592   $1,512,118    $7,115,503
May 31, 1998                       0.04%       24.12%        0.34%         1.81%
--------------------------------------------------------------------------------
Pro forma combined                                     $1,522,049   $12,717,095
expenses as of May 31, 1998                                  0.32%         3.05%
--------------------------------------------------------------------------------

If the reorganization had taken place on May 31, 1997, the pro forma combined unreimbursed expenses of Strategic Income Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Strategic Income Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Strategic Income Fund's Rule 12b-1 Plans. These payments will continue to be 0.30% and 1.00% of average daily net assets attributable to Class A and Class B shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and share holder service expenses for Class B shares over an extended period of time. However, if Strategic Income Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Strategic Income Fund as described above or (2) the distribution by your fund of Strategic Income Fund shares to your fund's shareholders;

o No gain or loss will be recognized by Strategic Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Strategic Income Fund shares and the assumption of all of your fund's liabilities by Strategic Income Fund;

o The basis of the assets of your fund acquired by Strategic Income Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of Strategic Income Fund will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize a gain or a loss upon the exchange of all their shares of your fund solely for Strategic Income Fund shares as part of the reorganization;

o The basis of Strategic Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the Strategic Income Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the reorganization date.

Additional Tax Considerations

As of May 31, 1998, World Bond Fund had capital loss carryovers of approximately $1,621,817, which expire as follows: October 31, 2002 -- $938,808 and October 31, 2005 -- $683,009. Capital loss carryovers are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, Strategic Income Fund will be able to use World Bond Fund's capital loss carryovers to offset future realized capital gains, subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Strategic Income Fund shares. Shareholders may not redeem or transfer Strategic Income Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Strategic Income Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Strategic Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Strategic Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Strategic Income Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Strategic Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $38,075 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of May 31, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.0724 Class A Strategic Income Fund shares being issued for each Class A share of your fund and approximately 1.0724 Class B Strategic Income Fund shares being issued for each Class B share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Strategic Income Fund and your fund between May 31, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Strategic Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Strategic Income Fund and your fund during the same period.

                                  MAY 31, 1998

                                                    Strategic
                                    World Bond        Income        Pro Forma
Net Assets ......................  $42,519,460     $963,403,915   $1,005,923,375
Net Asset Value Per Share
  Class A .......................        $8.89            $7.84            $7.84
  Class B .......................        $8.89            $7.84            $7.84
  Class C .......................           --            $7.84            $7.84
Shares Outstanding
  Class A .......................    2,959,979       62,431,106       65,789,795
  Class B .......................    1,820,414       60,396,771       62,462,395
  Class C .......................           --           76,624           76,624

It is impossible to predict how many Class A shares and Class B shares of Strategic Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Strategic Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

--------------------------------------------------------------------------------
  Type of                      Headings in Each Prospectus
Information
--------------------------------------------------------------------------------
Organization      Fund Details: Business Structure: How the Funds are
and operation     Organized
--------------------------------------------------------------------------------
Investment        Goal and Strategy, Portfolio Securities, Risk Factors; Fund
objective and     Details: Business Structure: Portfolio Trades, Investment
policies          Goals, Diversification; More About Risk
--------------------------------------------------------------------------------
Portfolio         Portfolio Management
Management
--------------------------------------------------------------------------------
Investment        Overview: The Management Firm; Fund Details: Business
adviser and       Structure, How the Funds are Organized, Sales Compensation
distributor
--------------------------------------------------------------------------------
Expenses          Investor Expenses
--------------------------------------------------------------------------------
Custodian and     Fund Details: Business Structure: How the Funds are
transfer agent    Organized
--------------------------------------------------------------------------------
Shares of         Your Account: Choosing a Share Class
beneficial
interest
--------------------------------------------------------------------------------
Purchase of       Your Account: Choosing a Share Class, How Sales Charges are
shares            Calculated, Sales Charge Reductions and Waivers, Opening an
                  Account, Buying Shares; Transaction Policies; Additional
                  Investor Services
--------------------------------------------------------------------------------
Redemption        Your Account: Selling Shares, How Sales Charges are
or sale of        Calculated; Transaction Policies; Additional Investor
shares            Services; Systematic Withdrawal Plan
--------------------------------------------------------------------------------
Dividends,        Dividends and Account Policies
distributions
and taxes
--------------------------------------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Strategic Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Strategic Income Fund and that the interests of Strategic Income Fund's shareholders would not be diluted as a result of the reorganization.

               --------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to
                approve the agreement and plan of reorganization.
               --------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $1,500.

Revoking Proxies

A World Bond Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

      o By returning a duly executed proxy with a later date before the time of the meeting, or

      o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


As of December 9, 1998, 2,478,532 Class A shares and 1,435,302 Class B shares of beneficial interest of your fund were outstanding. Only shareholders of record on December 9, 1998 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS


To the knowledge of the fund, as of December 9, 1998, no person owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund or of the outstanding Class A shares of Strategic Income Fund. As of December 9, 1998, the following person owned of record or beneficially 5% or more of the outstanding Class B and Class C shares of Strategic Income Fund.

--------------------------------------------------------------------------------
  Names and Addresses of Owners of                     Strategic Income
       More than 5% of Shares                                Fund
                                                  ------------------------------
                                                      Class B     Class C
--------------------------------------------------------------------------------
MLPF & S for the Sole Benefit of its Customers         14.63%      23.57%
Attn: Fund Administration
480 Deer Lake Drive East
Jacksonville FL 32246
--------------------------------------------------------------------------------

As of December 9, 1998, the trustees and officers of your fund and Strategic Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.


                                     EXPERTS

The financial statements and the financial highlights of Strategic Income Fund as of May 31, 1998 and for the period then ended; and the unaudited financial statements of the World Bond Fund for the twelve months ended May 31, 1998; are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of October 31, 1997 for World Bond Fund and as of May 31, 1998 for Strategic Income Fund have been independently audited by PricewaterhouseCoopers LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet siteat http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of December, 1998, by and between John Hancock Strategic Income Fund (the "Acquiring Fund"), a series of John Hancock Strategic Series, a Massachusetts business trust (the "Trust II"), and John Hancock World Bond Fund (the "Acquired Fund"), a series of John Hancock Investment Trust III, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on February 19, 1999 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations with respect to the Acquiring Fund shall be provided by Investors Bank & Trust Company (the "Acquiring Fund's Custodian"), as custodian and pricing agent for the Acquiring Fund and, and with respect to the Acquired Fund by State Street Bank and Trust Company (the "Acquired Fund's Custodian").

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.    VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Acquiring Fund's Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Acquired Fund's Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by each Custodian in accordance with its regular practice as pricing agent for its respective Fund.

3.    CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 19, 1999 or such other date on or before August 31, 1999 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund's Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund's Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund's Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund's Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquiring Fund's Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Acquiring Fund's Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund's Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before August 31, 1999, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

(a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

(c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

(d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

(f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 1997 and the related statement of operations as well as the unaudited financials dated April 30, 1998 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of April 30, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since April 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

(h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

(i) Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

(j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

(m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

(q) The prospectus of the Acquired Fund, dated June 1, 1998 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

(a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust II;

(c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated October 1, 1998, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

(e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

(f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of May 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of May 31, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

(h) Since May 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

(i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

(j) The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

(k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

(m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
      FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

(d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

(e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

(f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

(g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

(h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.    BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

(d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.   AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval;

provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.   NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: Pamela J. Wilson, Esq.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

JOHN HANCOCK STRATEGIC SERIES on behalf of
  JOHN HANCOCK STRATEGIC INCOME FUND

      By: /s/ Anne C. Hodsdon
          ----------------------------
                Anne C. Hodsdon
                   President


JOHN HANCOCK INVESTMENT TRUST III on behalf of
  JOHN HANCOCK WORLD BOND FUND

      By: /s/ Susan S. Newton
          ----------------------------
                Susan S. Newton
          Vice President and Secretary

                    ========================================

                                     Thank
                                      You

                                  for mailing
                                your Proxy Card
                                   promptly!

                    ========================================


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

John Hancock Funds, Inc., Member NASD
101 Huntington Avenue, Boston, MA  02199-7603
1-800-225-5291   1-800-554-6713 (TDD)                               090PX  12/98

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


                          JOHN HANCOCK WORLD BOND FUND
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 10, 1999
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock World Bond Fund ("World Bond Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of World Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on February 10, 1999 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated December 17, 1998 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                     PLEASE SIGN, DATE AND RETURN
                                     PROMPTLY IN ENCLOSED ENVELOPE

                                     Date ___________________,

                                     NOTE: Signature(s)  should  agree with the
                                     the  name(s) printed herein. When signing
                                     as attorney, executor, administrator,
                                     trustee  or guardian,  please give your
                                     full  name  as  such.  If a corporation,
                                     please sign in full   corporate   name  by
                                     president or other authorized  officer. If
                                     a partnership, please sign in  partnership
                                     name     by authorized person.
                                     ---------------------------------

                                     ---------------------------------
                                                       Signature(s)

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1)      To approve an Agreement and Plan of Reorganization between World
         Bond Fund and John Hancock Strategic Income Fund ("Strategic Income Fund"). Under this Agreement, World Bond Fund would transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares will be distributed proportionately to you and the other shareholders of World Bond Fund. Strategic Income Fund will also assume World Bond Fund's liabilities.

         FOR      |_|          AGAINST  |_|          ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.